UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 17, 2012

Rexahn Pharmaceuticals, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-34079	11-3516358
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15245 Shady Grove Road, Suite 455	20850
Rockville, MD	(Zip Code)
(Address of Principal Executive Offices)

(240) 268-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01  Other Events.

On January 17, 2012, Rexahn Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its key pipeline, scientific, and business goals for 2012.

The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated January 17, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexahn Pharmaceuticals, Inc.

Date: January 17, 2012	By:	/s/ Tae Heum Jeong
		Name:	Tae Heum Jeong
		Title:	Chief Financial Officer